SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): July 28, 2003



                                NBT BANCORP INC.
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             (Exact name of registrant as specified in its charter)



         DELAWARE                        0-14703                 16-1268674
  ----------------------------        -------------          -------------------
  (State or other jurisdiction         (Commission             (IRS Employer
     of incorporation)                 File Number)          Identification No.)



                 52 SOUTH BROAD STREET, NORWICH, NEW YORK 13815
                   -------------------------------------------
                    (Address of principal executive offices)

       Registrant's telephone number, including area code: (607) 337-2265
                                 --------------


                                 NOT APPLICABLE
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          (Former name or former address, if changed since last report)


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                   ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

                       ----------------------------------

                               (a) Not Applicable

                               (b) Not Applicable

        (c) The following exhibit is furnished as a part of this report:

              Exhibit No.                      Description
              -----------                      -----------

                  99                Press Release dated July 28, 2003.




                        ITEM 9. REGULATION FD DISCLOSURE.
                            -------------------------

                    Information being provided under Item 12

On July 28, 2003, NBT Bancorp Inc. issued a press release describing its results of operations for the six months and quarter ending June 30, 2003 as well as announcing a dividend declaration to be paid on September 15, 2003 to shareholders of record on September 1, 2003. That press release is furnished as
Exhibit 99 hereto. This information is being furnished pursuant to Item 12 of Form 8-K and is being presented under Item 9 as provided in the Commission's interim guidance regarding Form 8-K Item 11 and Item 12 filing requirements (Release No. 34-47583).


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                    NBT  BANCORP  INC.
                    ------------------------------
                    (Registrant)



                    /s/  Michael J. Chewens
                    ------------------------------
                    Michael J. Chewens
                    Senior Executive Vice President,
                    Chief Financial Officer and Corporate Secretary




Date: July 28, 2003


EXHIBIT INDEX
-------------

Exhibit No.              Description
-----------              -----------

    99               Press Release dated July 28, 2003.


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